EXHIBIT 10.2

                                      CUSIP No. 075816 AA 6

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Beckman Instruments, Inc. or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                 BECKMAN INSTRUMENTS, INC.

             7.05% Debentures Due June 1, 2026

No. A-1                                       $100,000,000

          BECKMAN INSTRUMENTS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Million Dollars ($100,000,000) on June 1, 2026, and to pay interest thereon from May 30, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing December 1, 1996, at the rate of 7.05% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be mailed to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.



                                   BECKMAN INSTRUMENTS, INC.


                                   By  /s/ D.K. Wilson

Attest:

  /s/ William H. May
      Secretary



               CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.


Dated:  May 30, 1996       THE FIRST NATIONAL BANK OF CHICAGO,
                                                  As Trustee


                                        By /s/ Barbara Grosse
                                        Authorized Signatory

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Senior Indenture, dated as of May 15, 1996 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $100,000,000.

          Subject to and upon compliance with the provisions set forth herein, each Holder shall have the right, at such Holder's option, to require the Company to repay, and if such right is exercised the Company shall repay, all or any part of such Holder's Securities on June 1, 2006 (the "Repayment Date") at a price (the "Repayment Price") equal to 100% of the principal amount thereof, together with accrued interest to June 1, 2006.

          To exercise such right, the Holder of this Security shall surrender this Security, at the office or agency of the Company in New York, New York during the period beginning on April 1, 2006 and ending at 5:00 PM (New York City time) on May 1, 2006 (or, if May 1, 2006 is not a Business Day, the next succeeding Business Day), with the form entitled "Option to Elect Repayment on June 1, 2006" on the reverse hereof duly completed. Any such notice received by the Company during the period beginning on April 1, 2006 and ending at 5:00 PM (New York City time) on May 1, 2006 (or, if May 1, 2006 is not a Business Day, the next succeeding Business Day) shall be irrevocable. If the Repayment Date falls between any Regular Record Date and the next succeeding Interest Payment Date, this Security must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date. The repayment option may be exercised by any Holder for less than the entire principal amount of this Security, provided that the principal amount with respect to which such right is exercised must be equal to $1,000 or an integral multiple of $1,000. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of this Security for repayment shall be determined by the Company, whose determination shall be final and binding.

          Failure by the Company to repay the Securities when required as described in the preceding paragraphs will result in an Event of Default under the Indenture.

          The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, in whole or in part, at the option of the Company at any time after June 1, 2006 at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities so redeemed or (ii) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon to the Redemption Date.

          "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, plus 0.10%.

          "Comparable Treasury Issue" means the United
States Treasury security selected by an Independent
Investment Banker as having a maturity comparable to the remaining term of the Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Security. "Independent Investment
Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Treasury Reference Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

          "Reference Treasury Dealer" means each of Goldman, Sachs & Co., Citicorp Securities, Inc., First Chicago Capital Markets, Inc. and Morgan Stanley & Co. Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

          In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          Upon a Change of Control Triggering Event, each Holder of Securities of this series shall have the right to require that the Company repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Securities at a repurchase price in cash equal to 100% of the aggregate principal amount of the Securities tendered for repurchase plus accrued interest, if any, to the date of such repurchase.

          Within 30 days following any Change of Control Triggering Event, the Company shall be required to mail a notice to each Holder of Securities of this series (with a copy to the Trustee) stating (1) that a Change of Control Triggering Event has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities at a repurchase price in cash equal to 100% of the aggregate principal amount thereof plus accrued interest, if any, to the date of repurchase (the "Change of Control Offer"); (2) the repurchase date, which shall be a Business Day and be not earlier than 20 Business Days or later than 60 Business days from the date such notice is mailed (the "Repurchase Date"); (3) that interest on any Securities tendered for repurchase will continue to accrue;
(4) that interest on any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue after the repurchase of any Securities on the Repurchase Date; (5) that Holders electing to have Securities purchased pursuant to the Change of Control Offer will be required to surrender such Securities, with the form entitled "Opinion to Elect Purchase" on the reverse hereof duly completed, to the Trustee at the address specified in the notice prior to the close of business on the Business Day prior to the Repurchase Date; (6) that holders of Debentures will be entitled to withdraw their election on the terms and conditions set forth in such notice; and (7) that holders of Debentures that elect to have their Debentures purchased only in part will be issued new Debentures in a principal amount equal to the then unpurchased portion of the Debentures surrendered.

          On the Repurchase Date, the Company shall (i) accept for payment such surrendered Debentures or portions thereof tendered pursuant to the Change of Control Offer;
(ii) deposit with the Trustee money sufficient to pay the purchase price of all Debentures or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee Debentures so accepted with an officers' certificate identifying the Debentures or portions thereof so tendered. The Company shall publicly announce the result of the Change of Control Offer as soon as practicable after the Repurchase Date.

          "Business Day" means any day other than a day on which banking institutions in the Borough of Manhattan, The
City and State of New York, are authorized to close.

          "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such terms is used in Section 13(d)(3) of the Exchange Act), (ii) the adoption of a plan relating to the liquidation or dissolution of the Company, or (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange
Act), directly or indirectly, of more than 35% of the voting stock of the Company.

          "Change of Control Downgrade" means, with respect to any Change of Control, a downgrade in the rating assigned to the Debentures by two Rating Agencies arising out of or otherwise attributable to such Change of Control (whether or not such Change of Control has occurred at the time of such downgrade), unless, after giving effect to such downgrade, the rating assigned to the Debentures by either of such two Rating Agencies is Investment Grade. For purposes of the foregoing, and without limiting the generality thereof, a Change of Control Downgrade with respect to any Change of Control shall be deemed to have occurred if such Change of Control Downgrade occurs during a 90-day period beginning prior to and ending after the occurrence of such Change of Control.

          "Change of Control Triggering Event" means the later to occur of (i) any Change of Control and (ii) a Change of Control Downgrade with respect to such Change of Control. Both a Change of Control and a Change of Control
Downgrade shall be required for a Change of Control
Triggering Event to occur.

          "Investment Grade" means a rating in one of the four highest categories (without regard to subcategories within such rating categories) by a Rating Agency.

          "Rating Agency" means each of Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co. and Moody's Investors Service, Inc. (or, in either case, if such Person ceases to rate the Debentures for reasons outside the control of the Company, any other "nationally recognized statistical rating organization" (within the meaning of Rule 15c3-1(c)(2)(iv)(F) under the Exchange Act) selected by the Company as a replacement Rating Agency).

          The Indenture contains provisions for defeasance of the entire indebtedness of this Security or certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

         Option to Elect Repayment on June 1, 2006

          The undersigned registered Holder of this Security hereby irrevocably exercises the option to require the Company to repay this Security or portion thereof (which is $1,000 or an integral multiple thereof) below designated on June 1, 2006, in accordance with the terms of such Security, and directs that payment be made to the registered Holder hereof unless a different name has been indicated below.
Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:  ________________, 2006

Signature(s) must be                         Holder's Signature:
guaranteed if payment is to be
made other than to and in the name
of the registered Holder.                    ________________________


__________________________________         Portion of Security to
Signature Guarante                         be repayed (in integral
                                           multiples of $1,000) if
                                           other than the full
                                           principal amount
                                           thereof:
Fill in for payment of Repayment
Price if to be made otherwise than         _______________________
to the registered Holder

__________________________________
Name

__________________________________
Address

__________________________________

Please print name and address
(including zip code)

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER

__________________________________

                  Option to Elect Purchase

          The undersigned registered Holder of this Security hereby irrevocably exercises the option to require the Company to repurchase this Security or portion thereof (which is $1,000 or an integral multiple thereof) below designated on the Repurchase Date and in accordance with the terms set forth in the notice of Change of Control Offer distributed by the Company in accordance with the terms of such Security, and directs that payment be made to the registered Holder hereof unless a different name has been indicated below. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:  ________________


Signature(s) must be                         Holder's Signature:
guaranteed if payment is to be
made other than to and in the name
of the registered Holder.                    _______________________


__________________________________           Portion of Security to
Signature Guarantee                          be repayed (in Integral
                                             multiples of $1,000) if
                                             other than the full
                                             principal amount
                                             thereof:
Fill in for payment of Repayment
Price if to be made otherwise than           _______________________
to the registered Holder


__________________________________
Name

__________________________________
Address

__________________________________

Please print name and address
(including zip code)

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER

__________________________________